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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2004

Pennsylvania Real Estate Investment Trust
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-6300 (Commission File Number)	23-6216339 (IRS Employer Identification Number)
The Bellevue, 200 S. Broad Street Philadelphia, Pennsylvania (Address of principal executive offices)		19102 (Zip Code)

Registrant's telephone number, including area code: (215) 875-0700

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

        On February 6, 2004, Pennsylvania Real Estate Investment Trust (the "Company") issued a press release regarding the withdrawal of its previously announced proposed offering of common shares and issues relating to its REIT compliance, a copy of which is furnished as Exhibit 99.1 to this Form 8-K. Furnished as Exhibit 99.2 to this Form 8-K is an opinion of Drinker, Biddle & Reath LLP regarding certain tax matters.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
Date: February 6, 2004	By:	/s/ BRUCE GOLDMAN Bruce Goldman Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit	Document
99.1	Press release of Pennsylvania Real Estate Investment Trust issued on February 6, 2004
99.2	Opinion of Drinker Biddle & Reath LLP regarding certain tax matters

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SIGNATURE
EXHIBIT INDEX